UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2003

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Item 2.	Disposition of Assets.

As described in the attached press release, which is incorporated by reference in this report, Marriott International, Inc. (“Marriott”) reported the June 21, 2003 consummation of the previously announced sale of approximately 50 percent of its Synthetic Fuel Business and the modification of some of the terms of that sale. The purchaser will be allocated 90 percent of synthetic fuel losses (profits) and tax credits from June 21 through December 31, 2003. In the event that the purchaser does not exercise the option described below, after December 31, 2003, the purchaser will be allocated 50.1 percent of all losses (profits) and tax credits.

As disclosed in the press release, if the Internal Revenue Service (the “IRS”) fails to issue a satisfactory private letter ruling regarding the new ownership structure prior to December 15, 2003, the purchaser will have a one time option to return its ownership interest to Marriott. To exercise this option, the purchaser will pay $10 million to Marriott and receive certain representations and warranties relating to tax credits produced during the intervening period. These representations and warranties would give the purchaser the right to seek compensation from Marriott only if the IRS invalidates the tax credits the purchaser received in 2003 and the representations and warranties were inaccurate when given. In light of the existing IRS private letter rulings covering its facilities, regular consultations with our tax advisors, the ongoing warranties that Marriott received from the original seller, and the independent chemical monitoring process in place to assure compliance with applicable law, Marriott believes that the risk associated with the representations and warranties is minimal. Nonetheless, if the purchaser exercises its option, Marriott expects to account for the indemnification obligation under those representations and warranties as a guarantee under FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.”

On June 27, 2003, the IRS issued Announcement 2003-46 publicly confirming that it had suspended the issuance of certain private letter rulings regarding tax credits generated under Section 29 of the Internal Revenue Code, specifically those on the question of whether or not coal feedstock had undergone significant chemical change. In that announcement, the IRS indicated that it was reviewing the science behind whether the various existing processes cause coal feedstock to undergo significant chemical change as required by Section 29. As discussed above, Marriott has in place rigorous procedures to ensure compliance with all of the requirements of Section 29. Marriott remains confident that its existing private letter rulings and all of the tax credits claimed by Marriott are valid, although we can give you no assurance as to the outcome of the IRS review or that it will have no adverse impact on past, present or future tax credits generated by our Synthetic Fuel Business. Marriott, together with its outside tax advisors and scientific experts, intends to continue to work closely with the IRS to obtain in a timely manner our pending private letter rulings.

This report and the attached press release contain “forward-looking statements” within the meaning of federal securities laws; including anticipated earnings related to the synthetic fuel operations and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including the risk that the IRS does not issue a private letter ruling or rejects any of the tax credits produced on audit. It is also subject to the risk that our operations could be interrupted due to problems at any of our synthetic fuel operations, the power plants that buy synthetic fuel from us or the coal mines where we buy coal. Such interruptions could be caused by accidents, union activity, severe weather or other similar unpredictable events. Moreover, the performance of our Synthetic Fuel Business is dependent on our ability to utilize the tax credits, which in turn is dependent on our financial performance. Marriott’s financial performance can be affected by the duration and severity of the economic slowdown; supply and demand changes for hotel rooms, vacation ownership intervals, and corporate housing; competitive conditions in the lodging industry; relationships with clients and property owners; and the availability of capital to finance growth. Any of such risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the statements herein. These statements are made as of the date of this report, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of income set forth our results of operations for the fiscal year ended January 3, 2003 and the twelve weeks ended March 28, 2003 as if the disposition of the 50.1 percent interest in our Synthetic Fuel Business had occurred on December 29, 2001 and January 4, 2003, respectively. The unaudited pro forma condensed consolidated balance sheet presented gives effect to the disposition as if it had occurred as of March 28, 2003.

The pro forma condensed consolidated financial statements are presented for information purposes only and are not intended to reflect our expected future financial position or results of operations nor the historical effect had the sale occurred on December 29, 2001 and January 4, 2003, as the purpose of the transaction is to monetize unused production capabilities and thus production levels may have been different to meet the objectives of the partners, thus generating more or less tax credits than presented. The pro forma condensed consolidated financial statements should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended January 3, 2003, and our Quarterly Report on Form 10-Q for the twelve weeks ended March 28, 2003. Further, the outlook for 2003 and 2004 arising from the actual transaction date of June 21, 2003, is presented in Exhibit 99 to this Report on Form 8-K.

Under the amended contract between Marriott and the purchaser, the purchaser is allocated 90 percent of synthetic fuel operations from June 21 through December 31, 2003. Subsequent to fiscal 2003, the allocation will be 50.1 percent for the purchaser and 49.9 percent for us. However, since the pro forma statements of income are prepared as if the disposition of the 50.1 percent interest in our Synthetic Fuel Business had occurred on December 29, 2001 and January 4, 2003, respectively, the pro forma statements below are presented as if the purchaser had a 50.1 percent minority interest in the Synthetic Fuel Business and we had a 49.9 percent interest. We believe this presentation reflects the split that would have occurred had the disposition of the 50.1 percent interest in our Synthetic Fuel Business occurred on December 29, 2001 and January 4, 2003, respectively. Because the purchaser has a one time option to return the ownership, we will consolidate the entity until the earlier of receipt of the IRS private letter ruling or December 31, 2003, the date the option expires. We expect to account for the joint venture under the equity method of accounting thereafter. However, since the option is currently in effect, the pro forma financial statements are presented on a consolidated basis.

MARRIOTT INTERNATIONAL, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

Fiscal Year Ended January 3, 2003

($ in millions, except per share amounts)

(Unaudited)

	2002	Pro Forma Adjustments		2002 Adjusted
SALES
Lodging
Base management fees	$379	$—		$379
Incentive management fees	162	—		162
Franchise fees	232	—		232
Owned and leased properties	383	—		383
Cost reimbursements	5,739	—		5,739
Other revenue	1,353	—		1,353
Synthetic Fuel	193	45	(A)	238

	8,441	45		8,486
OPERATING COSTS AND EXPENSES
Lodging
Owned and leased—direct	384	—		384
Other lodging—direct	1,185	—		1,185
Reimbursed costs	5,739	—		5,739
Administrative and other	233	—		233
Synthetic Fuel	327	—		327

	7,868	—		7,868

	573	45		618
Corporate expenses	(126)	—		(126)
Interest expense	(86)	—		(86)
Interest income	122	2	(B)	124
Provision for loan losses	(12)	—		(12)

INCOME FROM CONTINUING OPERATIONS, BEFORE MINORITY INTEREST AND INCOME TAXES	471	47		518
Provision for income taxes	(32)	(17	)(C)	(49)

INCOME FROM CONTINUING OPERATIONS, BEFORE MINORITY INTEREST	439	30		469
Minority Interest	—	(51	)(D)	(51)

INCOME FROM CONTINUING OPERATIONS	$439	$(21)		$418

EARNINGS PER SHARE—CONTINUING OPERATIONS
Basic	$1.83	$(.09)		$1.74

Diluted	$1.74	$(.08)		$1.66

DIVIDENDS DECLARED PER SHARE	$0.275	$—		$0.275

BASIC SHARES	240.3			240.3

DILUTED SHARES	254.6			254.6

See Notes to Condensed Pro Forma Consolidated Financial Statements

MARRIOTT INTERNATIONAL, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

($ in millions, except per share amounts)

(Unaudited)

	Twelve Weeks Ended
	March 28, 2003	Pro Forma Adjustments		Adjusted March 28, 2003
SALES
Lodging
Base management fees	$92	$—		$92
Incentive management fees	29	—		29
Franchise fees	52	—		52
Owned and leased properties	89	—		89
Cost reimbursements	1,408	—		1,408
Other revenue	276	—		276
Synthetic Fuel	68	11	(A)	79

	2,014	11		2,025
OPERATING COSTS AND EXPENSES
Lodging
Owned and leased—direct	89	—		89
Other lodging—direct	250	—		250
Reimbursed costs	1,408	—		1,408
Administrative and other	52	—		52
Synthetic Fuel	127	—		127

	1,926	—		1,926

	88	11		99
Corporate expenses	(30)	—		(30)
Interest expense	(26)	—		(26)
Interest income	20	—		20
Provision for loan losses	(5)	—		(5)

INCOME FROM CONTINUING OPERATIONS, BEFORE MINORITY INTEREST AND INCOME TAXES	47	11		58
Income tax benefit (provision)	40	(4	)(C)	36

INCOME FROM CONTINUING OPERATIONS, BEFORE MINORITY INTEREST	87	7		94
Minority Interest	—	(15	)(D)	(15)

INCOME FROM CONTINUING OPERATIONS	$87	$(8)		$79

EARNINGS PER SHARE—CONTINUING OPERATIONS
Basic	$.37	$(.03)		$.34

Diluted	$.36	$(.04)		$.32

DIVIDENDS DECLARED PER SHARE	$0.07	$—		$0.07

BASIC SHARES	233.9			233.9

DILUTED SHARES	243.6			243.6

See Notes to Condensed Pro Forma Consolidated Financial Statements

MARRIOTT INTERNATIONAL, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

($ in millions)

	March 28, 2003	Pro Forma Adjustments		Adjusted March 28, 2003
ASSETS
Current assets
Cash and equivalents	$525	$2	(E)	$527
Accounts and notes receivable	614	—		614
Prepaid taxes	295	—		295
Other	105	—		105
Assets held for sale	186	—		186

	1,725	2		1,727
Property and equipment	2,626	—		2,626
Goodwill	923	—		923
Other intangible assets	500	—		500
Investments in affiliates—equity	486	—		486
Investments in affiliates—notes receivable	599	—		599
Notes and other receivables, net
Loans to timeshare owners	199	—		199
Other notes receivable	231	23	(F)	254
Other long-term receivables	469	—		469

	899	23		922
Other	587	—		587

	$8,345	$25		$8,370

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$468	$—		$468
Current portion of long-term debt	223	—		223
Liabilities of businesses held for sale	101	—		101
Other	1,067	—		1,067

	1,859	—		1,859
Long-term debt	1,875	—		1,875
Casualty self insurance reserves	109	—		109
Other long-term liabilities and deferred income	897	—		897
Convertible debt	62	—		62
Minority Interest	—	25	(D)	25
Shareholders’ equity
Class A common stock	3	—		3
Additional paid-in capital	3,280	—		3,280
Retained earnings	1,215	—		1,215
Deferred compensation	(101)	—		(101)
Treasury stock, at cost	(782)	—		(782)
Accumulated other comprehensive loss	(72)	—		(72)

	3,543	—		3,543

	$8,345	$25		$8,370

See Notes to Condensed Pro Forma Consolidated Financial Statements

MARRIOTT INTERNATIONAL, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A.	Represents the non-refundable earnout that we would have received for the sale of a 50.1 percent interest in our Synthetic Fuel Business based on a price per tax credit.

B.	Represents interest income on the loan we made to purchaser of the 50.1 percent interest in our Synthetic Fuel Business.

C.	Represents the income tax effect of the pro forma adjustments.

D.	Represents the third party’s minority interest in the Synthetic Fuel Business.

E.	Represents cash payment to Marriott from the purchaser as partial consideration for the purchase of the minority interest in the Synthetic Fuel Business.

F.	Represents a note receivable from the purchaser as partial consideration for the purchase of the minority interest in the Synthetic Fuel Business.

(c) Exhibits.

99.	Press release dated June 25, 2003 reporting completion of the sale of a 50 percent interest in Marriott’s Synthetic Fuel business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: July 3, 2003	By:	/s/ MICHAEL J. GREEN
Michael J. Green Vice President, Finance and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press release dated June 25, 2003 reporting completion of the sale of a 50 percent interest in Marriott’s Synthetic Fuel Business.